                                                                   EXHIBIT 23.05

                                Sidley & Austin
               A PARTNERSHIP INCLUDING PROFESSIONAL CORPORATIONS
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
                         LOS ANGELES               ONE FIRST NATIONAL PLAZA                        LONDON
                           ______                  CHICAGO, ILLINOIS 60603                         ______
                          NEW YORK                TELEPHONE 312: 853-7000                         SINGAPORE
                           ______                   TELEX 25-4364                                  ______
                        WASHINGTON, D.C.           FACSIMILE 312: 853-7036                         TOKYO

                                                           FOUNDED 1866

WRITER'S DIRECT NUMBER
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                                    CONSENT
                                       OF
                                SIDLEY & AUSTIN
                                ---------------

          Sidley & Austin hereby consents to all references made to it in the Registration Statement on Form S-1 of ML Principal Protection L.P., as filed with the Securities and Exchange Commission on July 3, 1996.

Date:  July 3, 1996

                                                            Very truly yours,

                                                            SIDLEY & AUSTIN